PHOTRONICS, INC. AND SUBSIDIARIES
Non-GAAP Financial Measure
Reconciliation of GAAP Net income to EBITDA
(in thousands)
(Unaudited)

	Three Months Ended
	January 27,	January 29,
	2013	2012
GAAP Net income (a)	$2,859	$4,841

Add: interest expense	1,887	1,781
Add: income tax expense	1,742	3,321
Add: depreciation and amortization	18,783	22,295
Add (less): special items (b)	886	794
EBITDA	$26,157	$33,032

(a)	Includes net income attributable to noncontrolling interests.

(b)	Special items consist of stock compensation expense, and in 2012 non-cash consolidation and restructuring charges, and warrants income.

Photronics, Inc.



ANALYST / INVESTOR DAY
WEDNESDAY, APRIL 3, 2013

Safe Harbor Statement

During this presentation, some of our comments may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company and/or the industry. We wish to caution you that such statements are predictions and contain risks and uncertainties and actual events or results may differ materially. Although we believe that the expectations are reasonable, Photronics cannot guarantee the accuracy of any forecasts or estimates, and we do not plan to update any forward-looking statements if our expectations change. If you would like more information on the risks involved in forward-looking statements, please see the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company's most recent Form 10K.

Non-GAAP Results

- **Some of our comments may reference Non-GAAP financial measures. Non-GAAP financial results referenced in this presentation exclude charges, other expenses and benefits that management believes are not directly related to our ongoing operations. These Non-GAAP results are consistent with another way management internally analyzes Photronics' results of operations.**

- **Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP.**

- **Please see the "Reconciliation of GAAP to Non-GAAP Financial Information" for a reconciliation of GAAP to Non-GAAP.**

Analyst / Investor Day Agenda

Welcome, Introductions, Opening Remarks	Deno Macricostas, Chairman & CEO
Investment Highlights	Sean Smith, SVP, CFO
Technology	Dr. Chris Progler, VP, CTO and Strategic Planning
High-End IC	Dr. Peter Kirlin, SVP, U.S. and Europe
FPD Market	Dr. S.H. Jeong, President and COO Asia
Financials & Outlook	Sean Smith, SVP, CFO
Q & A	All

Welcome

Constantine “Deno” Macricostas

Chairman & CEO

World Class Management Team

Significant Industry Experience

Name	Title	Years with Photronics	Years in Industry	Experience
Constantine Macricostas	Chairman & CEO	43	52	National Semiconductor, ORBIT, RagingWire
S.H. Jeong, Ph.D.	President and COO Asia	15	31	DUPONT, SAMSUNG
Peter Kirlin, Ph.D.	SVP, U.S. and Europe	6	27	Entegris, DUPONT, ATMI
Frank Lee, Ph.D.	President, PSMC	7	32	UMC, tsmc, GRACE
Chris Progler, Ph.D.	VP, CTO, and Strategic Planning	12	24	IBM, Texas Instruments, ST
Sean Smith, CPA	SVP, CFO	14	14	Starter, Ernst & Young
Peter Broadbent	VP, Marketing & Investor Relations	2	2	Wahlstrom, IPG Interpublic Group

Company Strategy

- **Focus on strengthening position as the most cost-efficient mainstream merchant in the market**
- **Leverage strategic relationships**
  - Micron Joint Venture – key technology driver
  - Captives and foundries
- **Target high-end capital expenditures (IC and FPD)**
  - Capture High-End share – key growth driver
- **Resulting in:**
  - Strong Market Share:
    - Memory
    - HE flat panel display
    - Foundry logic

Strong Financial Discipline

Solid Performance Over the Past Three Years

- **Significant gross and operating margins improvements**
- **Improved balance sheet**
- **As a result:**
  - Enabled strategic investments in technology for high-end ICs and FPDs
  - Positioned Photronics to outperform the merchant industry and continue to improve top-line and bottom-line results

Leading Global IC & FPD photomask supplier

Providing leading edge multi-product imaging technology solutions


Bridgend
Dresden
South Korea
IC & FPD
Hsinchu IC
IC &
Taichung FPD
Boise, ID
MP Mask JV
NanoFab
Brookfield, CT
HQ
Allen, TX
High End Production

- Rapidly expanding market share driven by high-end technology
- Strategic manufacturing presence in Asia, Europe and North America
- Lean and flexible business model – scalable to demand
- Strong balance sheet, excellent operating leverage, and strong free cash flow
- World-class management team focused on top and bottom-line performance

HE Investments Concentrated in Strong Regional Growth Markets



Change in Regional Semiconductor Revenues Since 2007
1.4
1.3
1.2
1.1
1.0
0.9
0.8
0.7
0.6
+32%
+28%
Asia Pacific
Americas
Japan
Europe
-16%
-19%
Source: WSTS, Inc., 2013

	2007	2008	2009	2010	2011	2012
Americas	42	38	39	54	55	54
Europe	41	38	30	38	37	33
Japan	49	48	38	47	43	41
Asia Pacific	123	124	120	160	164	163
Worldwide	256	249	226	298	300	292

Taiwan - a strategic location to our Global IC Business

Customers:

Taiwan:
- UMC
- Inotera
- Nanya
- Novatek
- Himax
- RealTek

Singapore:
- Micron Singapore
- Global Foundries

China:
- GSMC
- HHNEC
- CSMC
- HEJIAN
- SMIC


China
Japan
Taiwan
US / EUR
Malaysia
Singapore

Growth Opportunities:
- Micron/Rexchip/Elpida (Taiwan, Japan)
- Foundry
- China Growth

Taiwan Investment Strategy

- Announced on February 26, 2013, our intent to acquire all outstanding shares of majority-owned Taiwan subsidiary – PSMC. Cost expected to be $25 to $30 million
- We have increased our share from 57% to 75% over the past two years
- Taiwan is one of three areas in which we have been investing over the past three years
- Financially, it is expected to result in, among other things, potential elimination of minority interest expense ($500 thousand in Q1-2013, $7.5 million since 2010)
- PSMC is key to overall high-end strategy, along with the nanoFab and PKL

Summary

- **Transitioned from a lean, mainstream provider to a technology leader**
- **Positioned to gain market share and seize opportunity from:**
  - Efficient production – vigilant focus on controlling costs
  - Strong customer service – our heritage
  - Continued investments in high-end technology
- **Continue growing share and improving margins**

Investment Highlights

Sean Smith
SVP, CFO

Investment Highlights

- Despite 2012 down year for Semi, Photronics remained profitable and improved its balance sheet
- Continue to strengthen balance sheet
- Photronics will continue to execute on high-end strategy while serving mainstream customers
- Significant opportunities exist for high-end market share gains
- Expect sequential growth and bottom line improvement
- Lean and flexible business model – 50% drop through

What is a Photomask?

- **IC (Integrated Circuit) photomasks** are used to transfer circuit patterns onto semiconductor wafers during the fabrication of integrated circuits

- **FPD (Flat panel display) photomasks** are used in the fabrication of flat screen televisions, PC monitors, Tablet, Mobile screens and other flat panel displays

Photomasks carry **design information** into an exposure system where light transfers the pattern to the wafer (or glass)





New Designs Drive Photomask Sales

- **Consumers are accelerating the number of new designs, and new designs drive both IC and FPD proliferation**
  - A greater number of product types with increasing functionality
  - Shorter product lifecycles



Shipments (Millions)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
2010
2011
2012
2013
2014
2015
Tablets
Smartphones
Notebook PCs
Desktop PCs



Design Activity: Flat Panel Displays

- FPDs appear in more devices, more sizes, variety of definitions

65” 60”

4K2K

110” HD

84”

Ultra HD

SMART TV

Flexible OLED

55-inch OLED HD TV

Curved OLEDs



Worldwide Tablet Shipment Share Forecast by Screen Size
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2011
2012
2013
2014
2015
2016
2017
Few
Many
13.3"
13.1"
12.5"
12.1"
11.6"
10.6"
10.4"
10.1"
9.7"
9.4"
8.9"
8.2"
7.9"
7.7"
7.0"
5.6"

Source: NPD DisplaySearch January, 2013



ABOVE & BEYOND
LG CINEMA 3D
Smart TV
OLED TV

PHOTRONICS

Overview of Products & Customers

Global IC revenue ($ in millions)



450
400
350
300
250
200
150
100
50
0
95
296
110
240
2011
2012
IC HE
IC Mainstream

- High-End (45nm and below) increased 16%

Global FPD revenue ($ in millions)



140
120
100
80
60
40
20
0
67
54
63
37
2011
2012
FPD HE
FPD Mainstream

Serving Approximately 600 Customers Worldwide

High End Customers:

SAMSUNG
NANYA TECHNOLOGY CORPORATION
Micron
ST
LG Display
inotera memories
UMC
AUO
hynix
intel
IM Flash Technologies
GLOBALFOUNDRIES

Photronics Merchant Market Share


IC
19%
22%
23%
2010
2011
2012


FPD (Korea and Taiwan)
20%
22%
25%
2010
2011
2012

Source: Photronics estimates

Investment Summary

- New designs drive IC and FPD photomask sales
- Diversified blue-chip client base – broad diversification
- Well-positioned for additional growth and market share gains
- Increased market share in both high-end IC and FPD segments – expect trend to continue

Technology

Dr. Chris Progler
VP, CTO and Strategic Planning

Technology Development Portfolio

▶ Advanced customers speak and we listen!

- Tightly integrated IC and FPD roadmaps into our development environment
- Anticipated and prepared for double and multi-patterning
- Stayed flexible with regional and application specific product customizations
- Focused on display trends pushing us toward higher value mask products
- Built technology alliances with leading manufacturers and suppliers

Strong Technology Pipeline

- **Memory and MPU lead the charge**
  - Giving Photronics early platform access for competitive edge

High Volume Leading-Edge Production by Device Manufacturer (R&D and Pilot Lines Excluded)

Company	Size	Commenced
Micron	21nm	Q1-2010
Samsung	21nm	Q1-2011
SK Hynix	20nm	Q1-2012
Intel	22nm	Q1-2012

Source: SEMI March 2013

IC Mask Technology Driver

- **Multiple patterning era is upon us**
  - Users now require multiple masks to deliver single device layer
  - Expected to increase in usage through 10 nm node
  - Under gridded design methods (GDR) masks may reach 5 per level
  - Possible early use of EUV as a multi-pattern line cutter

"Mask Making: The Most Critical Step in New Product Introduction Cycle",
From. J. Chen, NVIDIA, BACUS 2012

Example of 5 mask GDR composition


2015 HVM Logic Node
ArF Only Patterning
40 nm
40 nm
1 193i w/PD to form gratings
+
4 193i Masks/Exposures to form Pattern = 5 Mask
5 Exposures

Yan Borodovsky, Intel, Semicon West 2012, San Francisco, CA, USA

Positioned to Lead

- **Multiple patterning drives critical manufacturing technologies**
  - Multiple masks *must align precisely* for composing single device layer
  - Process flow of mask subset must be optimized for total cycle time

- **Our differentiation**
  - Alignment tech refined since 2007
  - Leadership yield from memory mask platform
  - Multi-sensor mask validation to predict wafer performance



Mask writing and alignments
Composed in wafer fab
Wafer Fab

Investments Further Strengthen Our Differentiation

- **NuFlare EBM 8000 Writers**
  - US and Asia 2013 installs of state of the art writing tool
  - Extendible through 14 nm node
  - Addresses key multi-patterning challenges through 14 nm
    - Mask feature placement
    - Writing speed for cycle time



- **Processes in place to rapidly benefit from equipment (JV learning)**

Converting Capability into Business

- **Entering mass production ramp**
  - 28 nm foundry logic – anticipating strong overall node with long tail
  - 20 nm flash and 3x DRAM – memory consolidation
- **Finalizing leading edge qualifications**
  - 22 nm MPU
  - 2X DRAM
  - New flash memory architecture
- **Initiating qualifications**
  - 20 and 14 nm logic, 2X node DRAM - extensions for mobile apps
- **R&D phase**
  - 1X DRAM, new memory cell types, 11 nm logic/MPU
  - Further multi-patterning extensions and EUV

Wafer Fab Node Capacity
May see rapid transition to < 20 nm
Driven by MPU, flash, 2-3 foundries


Wafer Fab Capacity by Feature Size
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013
3Q2012
4Q2013
1Q2014
2Q2014
3Q2014
4Q2014
> 199 nm
80-199 nm
50- 79 nm
38-49 nm
18-37 nm
<= 17 nm

Source: SEMI March 2013

IMS Multibeam Mask Writer Development Effort

256,000 programmable writing beams



Photronics positioned as early mover

Targeting benchmark Cost of Ownership

Differentiated cycle time for foundry users

Potential for unprecedented edge placement performance

December 7, 2011

IMS NANOFABRICATION ANNOUNCES EQUITY FUNDING ROUND WITH INTEL CAPITAL AND PHOTRONICS

Pathway Beyond 14 nm Node

Multiple mask patterning
increases mask layer count

Complex Masks

Gridded Design



Foundry



NAND
&
MPU

Preparations Phase

EUV
(Extreme Ultraviolet)

DSA
(Directed Self Assembly)

EUV Impact on Technology Strategy

- **To extent EUV is delayed**
  - Longer reliance on multiple patterning
  - Continued push toward gridded design – plays to our strength in arrays
  - EUV specific capital push out
  - Node extensions and more sustained node usage

- **Evaluating EUV adoption timing while proceeding with preparations**
  - ~ 10 ASML 3300 systems to start shipping in 2013
  - Full specification systems may be late to intercept 10 nm logic node
  - Broad adoption of EUV should increase overall design and tapeout activity

Photronics EUV Milestones

2009: Established joint program with captive

- Photronics led commercialization effort
- Industry leading EUV masks with strong experience base

2010: Became key mask supplier to equipment OEMs

- Shipping full spec EUV masks

2011: Expanded development program

- Initiated internal R&D program and JV effort
- Wafer print feedback through IMEC

2012: Baseline process established internally

- Over 175 EUV mask blank writes in US nanoFab

EUV From Our Leading ArF Platform

- **Multi-sensor mask quality validation**
  - Merging 6 different sensor sources for unparalleled accuracy
  - Predictive modeling and optimized material management
- **Driving up first pass yield**
  - Ensures efficient development process on complex EUV blanks
- **Extending mask lifetime and durability**
  - History of innovation in mask longevity – memory application driven
  - Total solution approach – material, cleaning, environmental
  - Critical for stable EUV production

FPD Mask Technology Drivers

► Pixel density (UHD) and transistor count (LCD vs. AMOLED)

- For fixed screen size, higher definition display (720p to 2000p) requires progressively smaller pixel and hence smaller photomask dimensions
- For AMOLED display, 5 or 6 transistors are needed per pixel compared to 2 in LCD display.



4K
1080p
2K
720p
DVD
VCD
Cc

Impact on FPD Mask Designs

- **Need for resolution and transistor complexity in FPD introduces *Resolution Enhancement Technology* into photomask**
  - Tracks IC photomask evolution starting in 1998
  - OPC, phase shift masks, tighter specifications and increased layer count



No OPC



Rule/Model Based OPC



Model Based OPC, SRAF

	LAYER	MASK
1	POLY (LTPS)	CRITICAL
2	CONTACT 1	CRITICAL
3	METAL 1	CRITICAL
4	IMPLANT	SELF ALIGNED
5	CONTACT 2	CRITICAL
6	METAL 2	CRITICAL
7	CONTACT 3	SEMI-CRITICAL
8	METAL 3	NON-CRITICAL
9	OLED VTE (R,G,B)	STENCIL MASKS (UP TO 7)
10	ITO CATHODE	NON-CRITICAL

Summary

- **The multi-patterning era is at early stage of a 3 - 5 year cycle**
  - Certain gridded design methods may push toward 5 mask patterning
  - Photronics has powerful capability driven by early flash memory work
- **Equipment investments further strengthen our capability lead**
  - EBM 8000 is a multi-node solution tailored to our strategy
- **FPD is at early stage of mask value trend**
  - Pixel size, count and transistor driver circuitry push mask technology
  - IC mask style resolution enhancement at early phase of usage in FPD

High-End IC

Dr. Peter Kirlin
SVP, U.S. & Europe

High-End IC Strategy

1. **Relentless execution = industry standard in mainstream market segment**

2. **Utilize Micron partnership and co-developed photomask manufacturing technology to achieve leadership in high-end memory market segment**

3. **Investment in high-end capacity in nanoFab, PKL and PSMC to support leading customers**

4. **Leverage #1, #2 and #3 above to penetrate high logic market; captive first and foundry second**

Evolution of High-End Strategy: Time

- Formed memory driven joint venture MP Mask LLC (Micron, 2006)
- Full rights for roadmap input, IP, tech transfer and commercialization
- Expanded capability and capacity in Asia

Segment	2007	2009	2011	2013
DRAM – High End		✓	✓	✓
Flash – High End		✓	✓	✓
MPU – High End			Qual	✓
Logic Foundry – High End			Qual	✓
Logic Foundry – Mainstream	✓	✓	✓	✓
Analog IC – Mainstream	✓	✓	✓	✓
General IC – Mainstream	✓	✓	✓	✓

Memory POR

Micron
Inotera
Nanya
Tech
IM Flash
Numonyx
New acquisitions

Evolution of High-End Strategy: Geography



Bridgend
Dresden
South Korea
IC & FPD
Hsinchu IC
IC &
Taichung FPD
Boise, ID
MP Mask JV
NanoFab
Brookfield, CT
HQ
Allen, TX
High End Production

- ► **Continue investing for sustainable, technology leadership**
- ► **US nanoFab and PKL Korea enable fastest roadmaps**
- ► **Expanding our high-end presence in Taiwan driven by increased memory and foundry opportunities**

Evolution of High-End Strategy: Revenue



2008
High-End
1%
Mainstream
99%
2010
$37 M
High-End
11%
Mainstream
89%
2012
$110 M
High-End
31%
Mainstream
69%

- High-End: 45nm and Below

Looking Ahead: Logic Migrating to Memory Tech



25 nm IMFT NAND Flash*



Fin Structures on Intel 22 nm node Tri-Gate**

- Entire industry moving in the direction of our core technology
- Multiple patterning proliferating

Looking Ahead: Semiconductor Capex Spending



2005
Other Companies 9%
European Companies 8%
Japanese Companies 22%
North American Companies 29%
Korean Companies 13%
Taiwanese Companies 19%



2013 F
European Companies 2%
Other Companies 8%
Japanese Companies 7%
Taiwanese Companies 19%
North American Companies 38%
Korean Companies 26%

Source: IC Insights March, 2013

Rank	Company	2013F ($B)	%WW Capex
1	Intel	13.0	22%
2	Samsung	12.0	20%
3	TSMC	9.0	15%
4	Global Foundries	3.5	6%
5	SK Hynix	3.2	5%
6	Micron	2.2	4%
	Others	16.9	28%
	Total	58.6	100%

Summary

- **Relentless execution in the mainstream segment has enabled Photronics to invest in high-end technology and capacity**

- **Photronics is now a leader in high-end memory and is gaining traction in high end logic segment**

- **Moving Forward Photronics is**
  - exceptionally well positioned geographically to benefit from photomask industry technology trends and…
  - partnered with the semiconductor industry winners

Flat Panel Display

Dr. S.H. Jeong
President and COO, Asia

FPD Overview

- **Strategically located in geographic centers of display technology and manufacturing**
  - Cheonan, **Korea**
  - Taichung, **Taiwan**
- **Technology leadership**
- **Strong customer relationship**


China
Japan
Korea
Taiwan

TFT-LCD Capacity Share by Country
Source: Display Search 2012

FPD Photomask Market (Korea and Taiwan)

TAM ($M)



419
474
549
406
-26%
2009
2010
2011
2012

Source: Photronics estimates - Korea & Taiwan Market

PLAB 2011 vs. 2012 ($M)



140
120
100
80
60
40
20
0
67
54
63
37
2011
2012
-17%
FPD HE *
FPD Mainstream

* HE: ≥G8 and AMOLED

Market Share



2011
Photronics 22%
Other 78%
2012
Photronics 25%
Other 75%

Source: Photronics estimates - Korea & Taiwan Market

Display Market


FPD Mainstream
FPD HE
30.0
25.0
20.0
15.0
10.0
5.0
0.0
+25%
11.7
8.6
17.4
8.0
Q4 '12
Q1 '13

- **Improving industry outlook 2013**
  - Development focusing on Premium Product
  - Volume production increases
- **TV:**
  - Market stable due to advanced product (Smart TV)
  - Focus on Ultra-large size (60"+) and Ultra High Definition (4K2K) TV
- **PC/Tablet:**
  - Tablet demand continuously growing
  - PC Panel demand is stable
- **Mobile:**
  - Smartphone growth
  - AMOLED is growing
  - Development of Flexible display.

Flat Panel TV Market

- ▶ Stabilizing demand
- ▶ HD growth
- ▶ Size proliferation
- ▶ Key customer drivers: Samsung, LG continue to gain share

2012 Worldwide Flat Panel TV Brand Rankings by Revenue Share

Rank	Brand	2011 Share	2012 Share	Y/Y Rev. Growth
1	SAMSUNG	24.8%	27.7%	6%
2	LGE	13.8%	15.0%	4%
3	SONY	11.2%	7.8%	-34%
4	PANASONIC	7.8%	6.0%	-26%
5	SHARP	6.6%	5.4%	-22%
	Other	35.9%	38.2%	1%
Total		100%	100%	-5%

Source: NPD DisplaySearch March, 2013

AMOLED Growing Share

- **Mobile, Tablet**
  - Samsung market leader
    - Galaxy S4, Tablets
      - New S4: Full HD AMOLED
    - Samsung 95% share Mobile AMOLED
  - Other OEM adoption
    - HTC, Motorola, Nokia, Huawei



AMOLED Mobile Display Shipments
500
400
300
200
100
0
Units (Millions)
448
195
2012
2013
2014
2015
2016
2017
Source: iHS iSuppli March, 2013

- **Emergence of larger format displays 2014-2016**



OLED TV
4K LCD TV
8
6
4
2
0
Units (millions)
2012
2013
2014
2015
2016
Source: NPD DisplaySearch January, 2013

Summary

- **Global display environment improving in 2013**
- **Prior investments continue to build more revenue**
- **Increase in display sizes, formats (AMOLED, Flexible) and definitions (HD) are positive trends for the photomask business**

Financials
&
Outlook

Sean Smith
SVP, CFO

PHOTRONICS

Index

- Recent historical prospective and long-term targets
- 2012 results
- Q1-2013 results
- Q2-2013 update
- Cash priorities, financial focus and key stats
- Summary

Building Strong Financial Foundation

(in millions $)



370
395
448
517
549
112
66
83
90
9
127
87
173
209
32
41
135
234
-140
-34
2008
2009
2010
2011
2012
Net Cash
EBITDA
Working Capital
TBV

Strong Free Cash Flow

TTM EBITDA[(1)] and Cash CAPEX[(2)] $M



EBITDA (TTM)
Cash Capex (TTM)
120 154
114 135
109 132
112 105
103 52
90 47
88 40
83 35
91 44
107 46
118 43
127 71
143 69
155 80
170 92
173 82
164 81
155 85
145 90
135 72
128 69
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13

(1) EBITDA defined as operating income plus D&A, stock-based compensation and other non-recurring charges/(credits).

(2) Cash capex defined as cash payments of property, plant and equipment as reported in the cash flow statement less $25 million cash payment in connection with the purchase of the nanoFab building which was financed with the Credit Facility Term Loan.

FY 2012 Results

Fiscal Year 2012 Results

- Revenues of $450 million, down 12%
- IC revenues of $350 million, including $110 million at 45nm and below (16% improvement)
- FPD revenues of $100 million, including $63 million of ≥G8 and AMOLED products
- 2012 gross and operating margins of 25% and 10%, respectively
- 2012 Non-GAAP net income of $29 million, or 6% of revenue
- Strengthened balance sheet
  - Working capital increased $25 million in 2012 to $234 million
  - Net cash increased from $32 million to $41 million in 2012

Strong EBITDA and Free Cash Flow



TTM EBITDA(1) and Cash CAPEX $M(2)
EBITDA (TTM)
Cash Capex (TTM)
200
180
160
140
120
100
80
60
40
20
0
135
72
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12

(1) EBITDA defined as operating income plus D&A, stock-based compensation and other non-recurring charges/(credits); cash capex defined as cash payments of property, plant and equipment as reported in the cash flow statement.

(2) Excludes $25 million cash payment in connection with the purchase of the nanoFab building which was financed with the Credit Facility Term Loan.

Q1-2013 Results

Q1 Financial Results

- **Q1 sales of $99.8 million** (within narrowed guidance of $99-$100 million)
  - IC photomask sales of **$74.4** million
    - High-end sales (45 nm and below) of **$17.9** million or **24%** of total
  - FPD photomask sales of **$25.4** million
    - High-end (≥ G8 and AMOLED) of **$17.4** million or **69%** of total
  - Total High-end sales of **$35.3** million, flat sequentially, or **35%** of total
- **Gross Margin of 21.1%; Operating Margin of 5.2%**
- **Q1 GAAP EPS of $0.04 per share, exceeds guidance**
  (guidance of $0.00 - $0.03 per share)
- **Non-GAAP EBITDA of $26 million**
- **Net Cash of $43 million**

Strong EBITDA and Free Cash Flow



TTM EBITDA(1) and Cash CAPEX(2) $M
EBITDA (TTM)
Cash Capex (TTM)
200
180
160
140
120
100
80
60
40
20
0
128
69
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13

(1) EBITDA defined as operating income plus D&A, stock-based compensation and other non-recurring charges/(credits); cash capex defined as cash payments of property, plant and equipment as reported in the cash flow statement.

(2) Excludes $25 million cash payment in connection with the purchase of the nanoFab building which was financed with the Credit Facility Term Loan.

Capitalization *(in millions)*

	Y/E-11	Y/E-12	Q1-13
Cash	$ 190	$218	$218
$30 million revolving credit agreement 2.50% *(maturity Apr. 2015)*	$ -	$ -	$ -
$25 million term loan 2.50% *(maturity March 2017)*	-	24	23
Senior unsecured 5.5% convertible *(maturity Oct. 2014)*	22	22	22
Senior unsecured 3.25% convertible *(maturity April 2016)*	115	115	115
Capital lease 3.09% due 2016	19	15	14
Customer obligation	2	1	1
Total Debt	$158	$177	$175
Net cash	$ 32	$ 41	$ 43
LTM EBITDA	$ 173	$135	$128
Total leverage	0.91x	1.31x	1.37x

Photronics Cash Priorities

- Provides us with the flexibility to pursue strategic opportunities in the marketplace to advance our leading-edge capability for IC and FPD products
- Strategic opportunities can come in many forms
- Capital intensive business requires annual investments
- Reduction of outstanding debt
- Build eventually to a net cash position of $75 million

Q2-2013 Update

Q2-2013 Guidance

(in millions, except EPS)

Q2 Revenues	$106 - $110
Taxes:	
Q2-2013	$2.0 - $3.0
FY-2013	$11 - $13
Cash Cap Ex - 2013	$70 - $90
Diluted Shares	76.6
Q2 EPS	$0.07 - $0.10

Q2-2013 Update

- Initiated intent to acquire all outstanding shares of PSMC (estimated cost: $25 - $30 million)
- Accelerated delivery of two advanced e-beam litho tools for North America and Asia for additional high-end capacity
- Entered into a 5-year, 2%, $30 million capital lease for one of the litho tools
- Business has been tracking to our expectations, however, we are continuing to monitor some softness for one of our key foundry customers in Asia
- Remain confident about our business model and sequential quarterly improvement for the remainder of 2013

Taiwan Investment Strategy

- Announced on February 26, 2013, our intent to acquire all outstanding shares of majority-owned Taiwan subsidiary – PSMC. Cost expected to be $25 to $30 million
- We have increased our share from 57% to 75% over the past two years
- Taiwan is one of three areas in which we have been investing over the past three years
- Financially, it is expected to result in, among other things, potential elimination of minority interest expense ($500 thousand in Q1-2013, $7.5 million since 2010)
- PSMC is key to overall high-end strategy, along with the nanoFab and PKL

Investing in High-End Capabilities to Capitalize on Opportunities

- **2013 Cash Cap Ex expected in the range of $70 to $90 million**
  - In 2014, Photronics will have three leading-edge tools strategically located in the U.S., Korea and Taiwan to serve high-end memory, logic and foundry customers
  - Supporting enhanced demand for high-end IC and FPD photomasks
  - 2013 EBITDA projected to be in excess of Cap Ex spend (strong FCF)
  - Focus on 28nm and below technology mitigates downside risk

Key Photronics Stats – Q1-2013*

Net Cash	$43M
Net Cash per Share	$0.56
Free cash Flow/Share (TTM)	$0.77
Book Value/share	$7.76
Price/Sales (TTM) (approximately)	1.0x
Price/Book	0.78x

* 76.5 million fully diluted shares

Photronics' Financial Focus

- Maximize free cash flow
- Reduce cost of capital and debt
- Continuously evaluate all costs for reductions and avoidance, including manufacturing network
- Invest prudently
- Maintain financial flexibility

Photronics Financial Goals/Targets

Revenue Growth	≥ 10%
Operating Margin	≥ 17.5%
Incremental Contribution Margin	≥ 50%
Free Cash Flow	≥ $75 million
Net Cash	≥ $75 million

Investment Summary

- Despite 2012 down year for Semi, Photronics remained profitable and improved its balance sheet
- Continue to strengthen balance sheet
- Photronics will continue to execute on high-end strategy while serving mainstream customers
- Significant opportunities exist for high-end market share gains
- Expect sequential growth and bottom line improvement
- Lean and flexible business model – 50% drop through

Q & A